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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 4, 1996, included in Browning-Ferris Industries, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1996, and to all references to our Firm included in this Registration Statement.




                                                  ARTHUR ANDERSEN LLP




Houston, Texas
October 16, 1997